UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2011

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 12, 2011, Titan International, Inc. (Titan) held its Annual Meeting of Stockholders (Annual Meeting) for the purposes of:

•	Electing Richard M. Cashin Jr., Albert J. Febbo and Mitchell I. Quain as directors to serve for three-year terms.

•	Ratifying the appointment of the independent registered public accounting firm for 2011.

•
Approving an amendment to the Titan International, Inc. 2005 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 2.1 million shares and to make a technical amendment.

•	Approving a non-binding advisory resolution on executive compensation.

•	Recommending, by non-binding advisory vote, the frequency of holding an advisory vote on executive compensation.

Of the 42,007,082 shares of Titan common stock outstanding on the record date, there were a total of 37,553,289 shares of Titan common stock (or 89.4% of total shares outstanding) represented at the Annual Meeting.

Richard M. Cashin Jr., Albert J. Febbo and Mitchell I. Quain were elected as directors with the following vote:

	Shares	Shares	Broker
	Voted For	Withheld	Non-Votes
Richard M. Cashin Jr.	33,592,543	548,114	3,412,632
Albert J. Febbo	33,593,211	547,446	3,412,632
Mitchell I. Quain	33,612,068	528,589	3,412,632

The following were directors at the time of the annual meeting and continue serving their term as Titan directors:
J. Michael A. Akers, Erwin H. Billig, Anthony L. Soave and Maurice M. Taylor Jr.

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm was ratified by the following vote:
Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
37,151,882	398,312	3,095	─

The amendment to the Titan International, Inc. 2005 Equity Incentive Plan to increase the number of shares of common stock by 2.1 million shares and to make a technical amendment was approved by the following vote:
Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
31,489,079	2,643,879	7,699	3,412,632

The non-binding advisory resolution on executive compensation was approved by the following vote:
Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
28,539,179	5,586,300	15,178	3,412,632

A one year recommendation was made on the non-binding advisory vote on the frequency of holding an advisory vote on executive compensation.  The results of the vote were as follows:
			Shares	Broker
1 Year	2 Year	3 Year	Abstaining	Non-Votes
31,011,681	314,378	2,796,445	18,153	3,412,632

Based on these results, and consistent with the Company’s recommendation, the Board has determined that Titan will hold an advisory vote on executive compensation annually.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99	Titan International, Inc.’s press release dated May 13, 2011, regarding Titan electing directors and officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	May 13, 2011	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Titan International, Inc.’s press release dated May 13, 2011, regarding Titan electing directors and officers.